Exhibit 10.1

Purchase Agreement

Northeast Bancorp

500 Canal Street

Lewiston, Maine 04240

Ladies and Gentlemen:

1. The undersigned (the “Investor”) hereby confirms and agrees with Northeast Bancorp, a Maine corporation (the “Company”) as follows:

2. As of the Closing (as defined below) and subject to the terms and conditions hereof, the Investor will purchase from the Company and the Company will issue and sell to the Investor (i) such number of shares of [voting]/[non-voting] common stock, $1.00 par value per share, of the Company (the “Securities”) as is set forth on the signature page hereto (the “Signature Page”) for a purchase price of $8.00 per share.

3. The closing is expected to occur on May 21, 2012 (the “Closing”) in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the Company’s satisfaction of certain closing conditions set forth in the underwriting and placement agreement (the “Underwriting and Placement Agreement”), dated of even date herewith, entered into between the Company and the placement agent (the “Placement Agent”) for the Offering (as defined below). The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

4. The offering and sale of the Securities (the “Offering”) are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).

5. The Company has filed or will file with the Securities and Exchange Commission (the “Commission”) (i) a prospectus included in the registration statement (File No. 333-180215), which became effective as of May 14, 2012 (the “Base Prospectus”), (ii) if applicable, a preliminary prospectus related to the Offering (together with the Base Prospectus, the “Statutory Prospectus”), and (iii) if applicable, any issuer free writing prospectus as defined in Rule 433 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the Securities and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), and will file with the Commission a final prospectus supplement (together with the Base Prospectus, the “Prospectus”) with respect to the registration statement (File No. 333-180215) reflecting the Offering, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations of the Commission (the “Rules and Regulations”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”), in conformity with the Securities Act, including Rule 424(b) thereunder. The Base Prospectus, any Statutory Prospectus, any Issuer Free Writing Prospectus and the pricing information contained in this agreement are collectively the “Time of Sale Disclosure Package”.

6. The Company’s obligation to issue and sell the Securities to the Investor shall be subject to the receipt by the Company of the purchase price for the Securities being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor set forth herein to be fulfilled prior to the date of the Closing.

7. The Company shall, within four business days of the date hereof, (i) issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) file a Current Report on Form 8-K with the Commission describing the terms of the Offering (and including as exhibits to such Current Report on Form 8-K this agreement and the Placement Agreement (as defined below)). The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by applicable laws, rules and regulations.

8. The Investor represents that (i) it has had full access to the Time of Sale Disclosure Package prior to or in connection with its receipt of this agreement and is relying only on such information and documents in making its decision to purchase the Securities, and (ii) it is acquiring the Securities for its own account, or an account over which it has investment discretion, and does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

9. Each of the Investor and the Company represents to the other that it has the requisite power and authority to enter into this agreement and to consummate the transactions contemplated hereby and this agreement constitutes a valid and binding obligation of each enforceable against it in accordance with the terms of the agreement, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

10. The Investor understands that nothing in this agreement, the Prospectus or any other materials presented or made available to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

11. The Investor represents that neither the Investor nor any person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, as of the date of this agreement, engaged in any purchases or sales in the securities of the Company or has violated its obligations of confidentiality with respect to the Offering since the time that the Investor was first contacted by the Company or its agents with respect to the transactions contemplated hereby. The Investor covenants that neither he, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any purchases or sales in the securities of the Company prior to the time that the transactions contemplated by this agreement are publicly disclosed. Notwithstanding the foregoing, in the case of an Investor and/or its affiliates that is, individually or collectively, a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Investor’s or affiliates assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s or affiliates assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio managers that have knowledge about the financing transaction contemplated by this agreement.

12. The Investor represents that, except as set forth below, (i) he has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a FINRA member or an Associated Person (as such term is defined under FINRA Membership and Registration Rules Section 1011(b)) as of the date hereof, and (iii) neither it nor any group of investors of which it is a member, will beneficially own or have the right to acquire

(including by virtue of beneficially owning securities convertible or exercisable for Common Stock), in the aggregate, 20% or more of the Common Stock outstanding or 20% of the voting power of the Company immediately after the consummation of the Offering. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

13. This agreement will involve no obligation or commitment of any kind until this agreement is accepted and countersigned by or on behalf of the Company. All covenants, agreements, representations and warranties herein will survive the execution of this agreement, the delivery of the Securities being purchased and the payment therefor. This agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. This agreement will be governed by the internal laws of the State of New York. This agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument. The Investor acknowledges and agrees that the Investor’s receipt of the Company’s counterpart to this agreement shall constitute written confirmation of the Company’s sale of Securities to such Investor.

14. The Company has entered into the Underwriting and Placement Agreement with the Placement Agent that contains representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.